EX-99.B-77Q1


SUB-ITEM 77Q1(a):   Amendments to Registrant's Declaration of Trust

     Amendment to the Declaration of Trust, dated November 16, 2005, filed by EDGAR on November 21, 2005 as Exhibit (a)(44) to Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A (incorporated by reference herein).